                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints L. DWIGHT DOUCE and DANIEL H. PLUMLY, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Registration Statement on Form SB-2 of Ohio Legacy Corp including any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         This power of attorney has been signed by the following persons in the capacities and on the dates indicated below.

SIGNATURE                               TITLE                                  DATE
---------                               -----                                  ----
/s/ L. Dwight Douce                     President, Chief Executive Officer     May 31, 2000
-------------------------------         and Director
L. Dwight Douce

/s/ Gregory Long                        Director                               May 31, 2000
-------------------------------
Gregory Long

/s/ Michael Meenan                      Director                               May 31, 2000
-------------------------------
Michael Meenan

/s/ Daniel H. Plumly                    Director                               May 31, 2000
-------------------------------
Daniel H. Plumly

/s/ D. William Allen                    Director                               May 31, 2000
-------------------------------
D. William Allen

/s/ Robert Belden                       Director                               May 31, 2000
-------------------------------
Robert Belden

/s/ J. Edward Diamond                   Director                               May 31, 2000
-------------------------------
J. Edward Diamond

/s/ Thomas Schervish                    Director                               May 31, 2000
-------------------------------
Thomas Schervish

/s/ Scott Fitzpatrick                   Director                               May 31, 2000
-------------------------------
Scott Fitzpatrick